SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.)
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317. 636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Simon Property Group, Inc:	Emerging growth company ☐
Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc   ☐

Simon Property Group, L.P.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Item 8.01. Other Events

On November 23, 2019, Simon Property Group, Inc. (the “Company”) issued and sold 22,137,500 shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), which included an upsized base offering of 19,250,000 shares of Common Stock and an additional 2,887,500 shares of Common Stock issued in connection with the underwriters’ exercise of an overallotment option, in a registered public offering under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to its effective shelf registration statement on Form S-3 (File No. 333-223199). The Shares were sold pursuant to an Underwriting Agreement dated November 18, 2020 (the “Underwriting Agreement”) among the Company, Simon Property Group, L.P. and BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”). Under the terms of the Underwriting Agreement, the Company initially sold 19,250,000 shares of Common Stock to the Underwriters and granted the Underwriters a 30-day option to purchase up to 2,887,500 additional shares of Common Stock on the same terms. The Underwriters exercised their option to purchase the additional shares on November 19, 2020. The Company expects to receive net proceeds from the offering of approximately $1.56 billion after deducting fees and its estimated expenses.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary set forth above is qualified in its entirety by reference to such exhibit.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Latham & Watkins LLP, regarding certain Delaware law issues concerning the shares of Common Stock sold in the offering.

On November 23, 2020, the Company issued a press release announcing the closing of the Common Stock offering. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2020, among Simon Property Group, Inc., Simon Property Group, L.P., and BofA Securities Inc. and Citigroup Global Markets Inc.
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 5.1)
99.1	Press Release of Simon Property Group, Inc., dated November 23, 2020 (filed pursuant to Item 8.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2020

SIMON PROPERTY GROUP, INC.

By:	/s/ BRIAN J. MCDADE
Brian J. McDade,
Executive Vice President, Chief Financial Officer and Treasurer

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc.
Its general partner

By:	/s/ BRIAN J. MCDADE
Brian J. McDade,
Executive Vice President, Chief Financial Officer and Treasurer